UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                January 17, 2002


                         United States Steel Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-4776
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1. Press Release - "U. S. Steel Announces Option Agreement with NKK Corporation for the Purchase of NKK's Interest in National Steel Corporation"

Item 9. Regulation FD Disclosure

United States Steel Corporation is furnishing information under Regulation FD for the January 17, 2002 press release titled "U. S. Steel Announces Option Agreement with NKK Corporation for the Purchase of NKK's Interest in National Steel Corporation". Attached is a copy of the press release in substantially the form released.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Gretchen R. Haggerty
     ---------------------------
     Gretchen R. Haggerty
     Senior Vice President and Controller



Dated:  January 18, 2002